EXHIBIT 10.2

                              AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT



         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is entered into as of the 21st day of April, 1997 by and between Fill-Mor Holding, Inc. ("Pledgor" or "Fill-Mor), a Delaware corporation and wholly-owned subsidiary of ARTRA GROUP Incorporated, a Pennsylvania corporation ("ARTRA" ), AND Howard R. Conant ("Lender").


                                                    WITNESSETH:


                   WHEREAS, THE PARTIES HERETO ARE parties to a Stock Pledge Agreement dated as of March 26, 1996 (the "Prior Pledge Agreement") pursuant to which the Parties agreed to certain terms regarding the Pledged Shares as defined therein;

      WHEREAS, the parties hereto desire to amend and restate the Prior Pledge Agreement, subject to the terms and conditions set forth herein;

         WHEREAS, Pledgor is the owner of those shares of common stock more fully described on Exhibit A attached hereto and by this reference incorporated herein (the "Pledged Shares");

         WHEREAS, Lender has agreed to make a loan in the amount of $5,000,000 (the "Loan"), to ARTRA to be evidenced by ARTRA's Promissory Note of even date herewith in said principal amount, payable to the order of Lender with interest as therein described (such Term Loan Promissory Note, together with any and all renewals, extensions, replacements, supplements or additional notes are hereinafter collectively referred to as the "Note"); and

         WHEREAS, Lender has required as a condition, among others, to making the Loan, and in order to secure the prompt and complete payment, observance and performance of all of Pledgor's obligations and liabilities hereunder, ARTRA's obligations and liabilities under the Note and under all of the other instruments, documents and agreements executed and delivered by ARTRA and Pledgor to Lender from time to time in connection with the Loan, that Pledgor execute and deliver to Lender, this Stock Pledge Agreement pledging to Lender as security for the Loan the Pledged Shares; and

         WHEREAS, Pledgor has a material interest in, and will derive a material benefit from, Lender making the Loan to ARTRA.






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         NOW, THEREFORE, for and in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Grant of Security Interest.

         To secure the prompt payment and performance of the following (hereinafter collectively, the "Obligations"): (a) the prompt payment and performance of the Note (and all extensions, renewals, modifications or refinancings thereof or thereto), and all other amounts, liabilities and obligations now or hereafter owed by ARTRA under the Note; and (b) the prompt performance, observance and accuracy of Pledgor's covenants, warranties and representations contained herein, Pledgor hereby pledges, assigns and delivers to Lender and grants to Lender a first priority security interest in the Pledged Shares and in all cash, securities, distributions, share dividends, payments, rights and other property at any time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, including, without limitation, shares issued as a result of any reclassifications, split-up or any other corporate reorganization, and all proceeds of the foregoing described collateral, of every kind and nature whatsoever (hereinafter, all of the foregoing shall be referred to collectively as the "Pledged Collateral"). Pledgor shall deliver promptly to Lender, in the exact form received, all such securities or other property which comes into the possession, custody or control of Pledgor. Pledgor agrees to execute and deliver to Lender (i) stock powers appropriately endorsed in blank, with respect to the Pledged Shares and (ii) such other documents of transfer as Lender may from time to time request to enable Lender to transfer the Pledged Shares and the other Pledged Collateral into its name or the name of its nominee.

         2.       Perfection of Security Interest.

         Pledgor agrees (i) immediately to deliver to Lender all certificates evidencing any of the Pledged Collateral which may at any time come into the possession of Pledgor and (ii) to take such other steps as Lender may from time to time reasonably request to perfect Lender's security interest in the Pledged Collateral under applicable law. Each certificate shall be, accompanied by a blank stock power executed by an authorized officer of FILL-MOR with signatures guaranteed in form sufficient for transfer and accompanied by a certified resolution of the Board of Directors of FILL-MOR authorizing such signatures.

         3.       Voting Rights.

         During the term of this Agreement, Pledgor shall have the right to vote the Pledged Shares and exercise any voting rights pertaining to the Pledged Collateral, and to give consents, ratifications and waivers with respect




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thereto,  on all corporate  questions for all purposes not inconsistent with the
terms  of  any  agreements  and  documents   executed  in  connection  with  the
transactions contemplated thereby. The Lender shall, at the request of Pledgor, provide Pledgor with appropriate proxies and any other documents necessary or appropriate to permit Pledgor to exercise the rights set forth in the preceding sentence.

         4.       Dividends and Other Distributions.

         With respect to cash dividends, Lender shall apply such dividends to the Obligations of Pledgor in such manner as Lender, in its sole discretion, shall determine. With respect to dividends or distributions other than cash, such dividend or distribution shall be held by Lender as additional collateral; and shall, upon receipt by Lender, become part of the Pledged Collateral. Pledgor shall promptly remit to Lender any such dividend or other distribution paid to Pledgor, and until so paid to Lender, Pledgor shall hold such dividend or other distribution in trust for Lender.


                  5.       Representations.

                  Pledgor warrants and represents to Lender as follows:

                  (a) Pledgor is, and at the time of delivery of the Pledged Shares to Lender pursuant to Section 1 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien (except for the lien created by this Agreement), claim, encumbrance, covenant or restrictions of any kind (except restrictions imposed by the terms of that certain Lock-up Agreement dated as of December 19, 1996, the terms of which provide for the expiration of such restrictions on April 30, 1997, and restrictions imposed by Federal and state securities laws applicable on the sale of the Pledged Shares) thereon or affecting the title thereto;

                  (b) All of the Pledged Shares have been duly authorized, validly issued are fully paid and non-assessable;

                  (c) Pledgor has the right and requisite authority and has taken all required corporate actions to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Lender as provided herein;

                  (d) No consent, approval, authorization or other order of any person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor;

                  (e) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable in according with its terms;

                  (f) Pledgor is a corporation duly organized, validly existing, and in good standing in the State of Delaware, has full corporate power to own its properties, to carry on its businesses, to execute, deliver and perform the transactions under this Agreement and is duly qualified to do business and in good standing in each jurisdiction in which the character of its properties or transactions material to its business makes such qualification necessary;

                  (g) The stock powers delivered in connection with the Pledged Shares are duly executed and give Lender the authority they purport to confer.






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        6.        Pledged Shares Adjustments.

         In the event that, during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any issuer of the Pledged Shares (including, without limitation, the issuance of additional shares of capital stock by any such issuer), then Lender shall have a security interest in all new, substituted and additional shares or other securities so issued, or acquired by Pledgor by reason of any such change or exercise, and such shares or other securities shall become part of the Pledged Collateral.


                  7.       Events of Defaults.

                           Each of the following  shall  constitute an "Event of
Default" hereunder:

         (a) ARTRA shall fail to pay when due any of the Obligations, including any principal or interest due on the Note, and such failure shall not be fully cured within seven (7) Business Days thereafter;.

         (b) Lender shall fail to have an enforceable first lien on, or security interest in, any of the Pledged Collateral.

         (c) Any of the representations and warranties of Pledgor contained herein shall be false or misleading.

         (d) Pledgor fails or neglects to perform, keep or observe any of its covenants, conditions or agreements contained in this Agreement and such failure to perform, keep, or observe, as the case may be, shall not be fully cured within seven (7) Business Days thereafter.


         8.       Event of Default Remedies.

         Lender may, upon or at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer or register the Pledged Collateral or any part thereof into its name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, following the occurrence and during the continuance of an Event of Default, Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Lender or which Lender shall otherwise have the ability to transfer under applicable law, Lender may, in its sole discretion, without notice following the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any exchange or broker's board or at public or private sale, in one or more sales or lots, at such price as is reasonable, for cash.

         Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the






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discretion  of  Lender,  be  applied  by Lender  against  all or any part of the
Obligations including all reasonable costs (including attorney's fees) incurred by Lender in the enforcement of this Agreement, the Note, or the Option after Borrower's default. Any surplus remaining after application of cash proceeds and payments in full of the Obligations shall be paid to Pledgor.

         9.       Term.

                  This Agreement shall remain in full force and effect until all of the Obligations shall have been paid in full, at which time Lender, at the request of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor such of the Pledged Collateral as may be in the possession of Lender and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Lender hereunder.

         10. Covenants.

         Pledgor covenants and agrees that up to and through the date on which this Agreement terminates:

         (a)Without the prior written consent of Lender, Pledgor will not sell, assign, transfer, pledge, exchange or otherwise encumber or restrict any of its rights in or to the Pledged Collateral pledged or any unpaid dividends or other distributions or payments with respect thereto or grant a security interest in any therein except to Lender.

         (b)Pledgor has and will defend the title to the Pledged Collateral and the lien of Lender thereon against the claim of any person and will maintain and preserve such lien until the termination of the pledge hereunder.

         11. Definitions.

         The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

         12.      Successors and Assigns.

         This Agreement and all obligations of Pledgor hereunder shall be binding upon its successors and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and its successors and assigns.









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         13.      Applicable Law.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         14.      Further Assurances.

                  Pledgor agrees that it will cooperate with Lender and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, and documents, and will take all such other reasonable action as Lender may reasonably request from time to time in order to carry out the provisions and purposes hereof. In addition to the foregoing, Pledgor shall execute and deliver to Lender appropriate UCC Financing Statements with respect to the Pledged Collateral.

         15       Notices.

         Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answerback addressed as below:

                  If to Pledgor:

                           Fill-Mor Holding, Inc.
                           c/o ARTRA GROUP Incorporated
                           500 Central Avenue
                           Northfield, IL 60093
                           Attn:    Peter R. Harvey
                           telephone: (847) 441-6650
                           fax (847) 441-6959

                  with a copy to:

                           Kwiatt, Silverman & Ruben, Ltd.
                           500 N. Central Avenue
                           Northfield, IL 60093
                           Attn:    Philip E. Ruben, Esq.
                           telephone (847) 441-7676
                           fax (847) 441-7696








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                  If to Lender:

                           Howard R. Conant
                           445 North Wells Street
                           Suite 403
                           Chicago, IL  60610

         16.      Counterparts.

         This Agreement may be executed in any number of separate counterparts, which shall collectively constitute one and the same agreement.

         17.    Section Headings.

         The descriptive headings of the sections of this Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

         18. Consent to Jurisdiction.

The parties hereto agree that all legal actions or proceedings in any manner or respect arising out of or related to this Agreement shall be brought and litigated only in courts having situs in Cook County, Illinois; and the parties hereto hereby consent to and submit to the jurisdiction of any local, state or federal court located within Cook County, and the parties hereto hereby waives any right the parties may have to transfer or change the venue of any such legal action or proceeding.

         19. Waiver of Jury Trial.

The parties hereto waive irrevocably the right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith and agree that any such action or proceeding shall be tried before a court and not before a jury.






















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         IN WITNESS WHEREOF,  Pledgor and Lender have executed this Agreement as of the date first above written.

                                           PLEDGOR:

                                           FILL-MOR HOLDING, INC.:

                                           By:  _______________________________
                                           Its: _______________________________



                                           LENDER:

                                           _______________________________
                                           Howard R. Conant





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                                    EXHIBIT A
                                       to
                                PLEDGE AGREEMENT



                          Description of Pledged Shares


Issuer                 No. of Shares   Class of Shares       Certificate No.
------                 -------------   ---------------       ---------------
Comforce Corporation      585,000           Common       CCO144, CC0145, CC0379,
                                                         CC0380 CC0381, CC0382,
                                                         CC0383, CC0384, CC0385,
                                                         CC0387, CC0390



















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